Acquisition of Carefree Communities, Inc. from an Affiliate of Centerbridge Partners, L.P. March 22, 2016

Forward-looking Statements This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2015, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements.

Transaction Overview 3 • Acquisition of Carefree Communities, Inc., the 5th largest Manufactured Housing and Recreational Vehicle Community owner and operator in North America, from an affiliate of Centerbridge Partners, L.P. (“Centerbridge”) • 103 manufactured housing communities: 41 MH, 46 RV and 16 Hybrid • 27,554 total developed sites – 36% Manufactured Housing / 64% Recreational Vehicle – 51% Age-restricted / 49% All-age – Recreation Vehicle sites: 60% Annual and Seasonal / 40% Transient Transaction • $1.68bn purchase price with 27% cash consideration, financed by: – $1,006mm assumed debt – $225mm equity securities issued to affiliates of Centerbridge – $273mm public equity offering1 – $176mm cash on hand and line of credit borrowing Consideration • Expected to be accretive to FFO per share • Combined entity expected to be ~$8.47bn in enterprise value Pro-forma Impact • Transaction expected to close in or before July 2016, subject to customary closing conditions Closing • Transaction has been unanimously approved by SUI’s Board of Directors Board of Directors 1 BASED ON 4.0MM SHARES AND 3/21/16 CLOSING SHARE PRICE OF $68.22.

4  Large high-quality irreplaceable portfolio focused in prime coastal markets  Increase in size, scale and diversification  Expected to be accretive to FFO per share  Strong operating metrics and attractive growth  Cost synergies and upside from integration into SUI platform Compelling Acquisition Opportunity

Transaction Rationale 5 • Sun Communities achieves increased size in the Manufactured Housing sector with $8.47bn pro- forma enterprise value acquiring a portfolio of irreplaceable assets • Significant opportunity to scale SUI portfolio: – Total enterprise value increases by 25% – Number of communities increases by 45% – Number of sites increases by 31% • Combined portfolio post acquisition will increase average monthly rent per manufactured home site by +3.5% • Further enhances geographic and demographic composition of SUI’s portfolio – Expanded market share in highly desirable coastal markets (+78 communities in Florida and California) – Addition of two top ranked RV resorts in North America (Sherkston Shores in Canada and Sun-N-Fun in Florida) • Increases age-restricted communities from 25% to 33% • Successful track record of strategic acquisitions – Since May 2011, Sun Communities acquired over $2.6bn of communities, increasing its number of sites by 84% and communities by 69% – Successfully reshaped its portfolios through strategic expansions, acquiring high quality assets in key markets • Strong integration expertise to stabilize Sun’s acquisition targets into its platform – Current strong and consistent rental growth and occupancy gains are proven to be a function of its best-in- class platform Compelling Growth Opportunity Improve Portfolio Operating Metrics Consistent with Existing Growth Strategy

Carefree’s Irreplaceable Portfolio Comprised of High-Quality Assets 6 Age-Restricted Properties 52 communities 14,041 sites All-Age Properties 51 communities 13,513 sites Aggregate Portfolio 103 communities 27,554 sites Avg. Monthly Rent per MH Site $622 MH Occupancy 93.9% Number of States 8 Carefree Portfolio Summary Statistics All -Age Age-Restricted 50.5% 49.5% FL (57%) CA (18%) Canada (15%) TX (4%) Others (6%) Geographic Exposure (by # of communities) All Age No. of FL Sites 5,643 No. of CA Sites 1,270 Age-Restricted No. of FL Sites 10,258 No. of CA Sites 3,615 Age-Restricted Concentration (by # of communities) SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION.

Enhanced Scale, Geographic Footprint and Operating Metrics 7 Total Enterprise Value1 $6.776bn $1.699bn $8.475bn (+25%) Number of Communities 2312 1033 334 (+45%) Number of Sites 88,6122 27,5543 116,166 (+31%) Occupancy 96%2 97%3 96% Number of Expansion Sites 7,181 2 2,9823 10,163 (+42%) Average Monthly Rent/ MH Site $481 2 $6223 $498 (+3.5%) PRE-TRANSACTION POST-TRANSACTION + = SOURCE: COMPANY FILINGS. 1 SUI AS OF 3/21/2016; CAREFREE: ASSUMED TRANSACTION VALUE OF $1.699BN. 2 SUI AS OF 12/31/2015; OCCUPANCY DATA REFERS TO SAME-SITE MH AND RV, EXCLUDING TRANSIENT RV, AND EXCLUDES RECENTLY COMPLETED BUT VACANT EXPANSION SITES; MONTHLY RENT PER SITE CALCULATED AS WEIGHTED AVERAGE MONTHLY RENTS OF MH AND RV COMMUNITIES. 3 CAREFREE AS OF 12/31/2015; OCCUPANCY DATA REFERS TO MH AND RV, EXCLUDING TRANSIENT RV.

Increased Key Market Penetration

✓ *SUI will strengthen its presence in key, high-barrier markets with this acquisition*



Carefree Properties
Sun Communities Properties
Ontario, Canada

	SUN Pre-Transaction	Carefree	SUN Post-Transaction	
FL	27,039	15,901	42,940	37.0%
MI	24,126		24,126	20.8%
TX	6,379	757	7,136	6.1%
CA	494	4,885	5,379	4.6%
ON	-	5,054	5,054	4.4%
AZ	4,388	189	4,577	3.9%
IN	3,401		3,401	2.9%
OH	2,913		2,913	2.5%
NJ	2,630	398	3,028	2.6%
CO	2,335		2,335	2.0%
IL	1,652		1,652	1.4%
ME	1,521		1,521	1.3%
NY	1,370		1,370	1.2%
PA	1,277		1,277	1.1%
MD	1,187		1,187	1.0%
GA	1,150		1,150	1.0%
MO	976		976	0.8%
DE	916		916	0.8%
VA	685		685	0.6%
NC	581	92	673	0.6%
WI	549		549	0.5%
OR	473		473	0.4%
SC	419		419	0.4%
IA	413		413	0.4%
MA	406	278	684	0.6%
MN	404		404	0.3%
NV	324		324	0.3%
TN	237		237	0.2%
MT	226		226	0.2%
CT	141		141	0.1%
	88,612	27,554	116,166	100.0%

8

Source: Company Filings.

SUN COMMUNITIES, INC.

A Portfolio of Best-in-Class North American Properties 9 Sun-N-Fun Sarasota, Florida  The Carefree portfolio represents a large, high quality irreplaceable portfolio in prime coastal markets

Transaction Sources and Uses 10  Committed to maintaining a flexible balance sheet and conservative leverage level over time Sources of Funds Uses of Funds Assumed Carefree Debt $1,006 52.9% Purchase of 102 Carefree Communities $1,655 97.4% SUI Equity Offering1 273 16.1 Purchase of Recently Acquired Property 9 0.5 SUI Common Stock to Centerbridge 225 13.2 Purchase of Carefree Homes 16 0.9 SUI Cash on Hand / Line of Credit 195 11.5 Estimated Transaction Expenses 19 1.1 Total Sources of Funds $1,699 100.0% Total Uses of Funds $1,699 100.0% $ % $ % • Total Transaction Value: $1.699 billion • ~28% cash consideration to be financed with a combination of SUI’s cash on hand, lines of credit and post acquisition equity offering – Total cash consideration equates to ~$468mm SOURCE: COMPANY INFORMATION. 1 REFLECTS GROSS PROCEEDS TO SUN COMMUNITIES. ($ in millions)

11 136 communities 54,811 sites 173 communities 63,697 sites 188 communities 69,789 sites 217 communities 79,554 sites 231 communities 88,612 sites • 17 MH & 1 RV properties Kentland acquisition growing the portfolio. • Further strengthened the MH portfolio with the 6-community Rudgate acquisition. • Geographic & RV Diversification with the 10 RV community Morgan acquisition entering 5 new states. • Closed 1st phase of “ALL” 59 high quality, age-restricted community acquisition, strengthening and diversifying the portfolio. • For the year acquired 34 MH communities and 4 RV Resorts. • Final closing of “ALL” acquisition enhancing the portfolio. • Acquired Palm Creek, an irreplaceable age restricted asset. Growth Through Opportunistic Acquisitions 11 SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-K AND SUPPLEMENTAL FOR THE YEAR ENDED DECEMBER 31, 2015 FOR ADDITIONAL INFORMATION. 1 EXCLUDES DISPOSED COMMUNITIES.  Since May 2011, Sun has acquired communities valued in excess of $2.6 billion, increasing its number of sites and communities by 84% and 69%, respectively1

Extracting Value from Acquisitions 12 STRATEGIC ACQUISITIONS PROFESSIONAL OPERATIONAL MANAGEMENT CALL CENTER / DIGITAL MARKETING OUTREACH INCREASING MARKET RENT HOME SALES / RENTAL PROGRAM ADDING VALUE WITH EXPANSIONS REPOSITIONING WITH ADDITIONAL CAPEX SKILLED EXPENSE MANAGEMENT

Acquisition Performance 13 83.4% 90.8% 92.5% 97.6% 98.5% YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 Occupancy $23.6MM $26.0MM $27.5MM $29.3MM $31.3MM YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 Revenue NOI 2011 Acquisitions (26 COMMUNITIES) 2012 Acquisitions (11 COMMUNITIES) 91.4% 96.8% 97.1% 98.1% YEAR 1 YEAR 2 YEAR 3 YEAR 4 Occupancy $41.2MM $44.8MM $49.0MM $53.3MM YEAR 1 YEAR 2 YEAR 3 YEAR 4 Revenue NOI

Acquisition Performance (Cont’d) $48.4MM $59.2MM $70.1MM $84.9MM YEAR 1 YEAR 2 YEAR 3 YEAR 4 Revenue NOI 2013 Morgan Acquisition (10 RV PROPERTIES) 14

15  Large high-quality irreplaceable portfolio focused in prime coastal markets  Increase in size, scale and diversification  Expected to be accretive to FFO per share  Strong operating metrics and attractive growth  Cost synergies and upside from integration into SUI platform Compelling Acquisition Opportunity